PROVIDENT INVESTMENT COUNSEL
                                 BALANCED FUND A
                              GROWTH FUNDS A AND B
                            MID CAP FUNDS A, B AND C
                      SMALL COMPANY GROWTH FUNDS A, B AND C
                               TECHNOLOGY FUND A,
                         SERIES OF PIC INVESTMENT TRUST

                       SUPPLEMENT DATED SEPTEMBER 21, 2001
                     TO PROSPECTUS DATED FEBRUARY 28, 2001


After a careful review of all options available for the continued operation of the Mid Cap Fund C and Small Company Growth Fund C, the Board of Trustees of PIC Investment Trust has determined that the shareholders' interests are best served by an orderly liquidation of those Funds. The Board has set a final liquidation date for the Funds of September 28, 2001. New shares are not being issued by either Fund.